UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2019

Power Solutions International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35944	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Jason Lin as Director

On June 11, 2019, Jason Lin resigned from the Board of Directors of Power Solutions International, Inc. (the “Company”) in order to assume the position of Chief Technical Officer (“CTO”) of the Company. Mr. Lin was a member of the Audit Committee. Mr. Lin’s resignation is not based upon any disagreement with the Company on any matter relating to the respective operations, policies, or practices of the Company.

The Board of Directors has initiated a search to identify qualified candidates to replace Mr. Lin as a director of the Company and member of the Audit Committee.

Mr. Lin was appointed as the Company’s CTO on June 14, 2019. As CTO, Lin will be responsible for the oversight and management of the Advanced Product Development group, Design Engineering group, Applied Engineering group, Emissions & Certification group, On-highway engineering group, and aspects of program management/research and development as well as product strategic planning.

Mr. Lin has over three decades of Engineering and Executive Management experience in the engine development and manufacturing industries. From 2009 to July 2016, Mr. Lin served as Chief Executive Officer and President of Société Internationale des Moteurs Baudouin, a France-based marine engine manufacturing subsidiary of Weichai Power Co., Ltd. During this tenure, he also served as an Executive Technical Director and adviser to the Chairman of Weichai Power Co., Ltd.

From February 2001 to July 2006, Mr. Lin was employed by International Truck and Engine Corporation, a truck, bus and diesel engine manufacturer subsidiary of Navistar International Corporation, in engineering management positions. Earlier in his career, Mr. Lin was employed in engineering positions by Cummins Engine Company and worked in Japan for Komatsu-Cummins Engine Company as Vice President.

Mr. Lin received his Bachelor of Science degree and Master of Science degree in Mechanical Engineering from National Cheng Kung University in Taiwan, and his Master of Science degree and PhD. in Mechanical Engineering from the University of Wisconsin – Madison.

Item 8.01	Other Events.

Set forth below are biographies for Shaojun Sun, Ph.D., Kui Jiang and Huisheng Liu, members of the Company’s Board of Directors, which have been updated to reflect the addition of Dr. Sun’s and Mr. Jiang’s directorships held at Ballard Power Systems Inc., a publicly traded company on the NASDAQ and TSX that builds fuel cell products, and other general updates.

Shaojun Sun, Ph.D. has served as the Company’s Chairman of the Board since April 1, 2017, and was appointed as a member of the Compensation and Nominating and Governance Committees.

Dr. Sun is currently a Director of Weichai Group Holdings Limited, a multi-field and multi-industry international group which owns six business segments of powertrain, intelligent logistics, automotive, construction machinery, luxury yacht, and finance & after-services. Dr. Sun is an Executive Director and Executive President of Weichai Power Co., Ltd., a publicly traded company on the Hong Kong Stock Exchange and the Shenzhen Stock Exchange and leading global designer and manufacturer of diesel engines, as well as Chairman of Shandong Weichai Import and Export Co., Ltd., a wholesale distributor of industrial machinery and equipment, and Chairman of Weichai (Weifang) New Energy Technology Co., Ltd., an equity investment of Weichai Power. On January 1, 2019, Dr. Sun was appointed a Director of Ballard Power Systems Inc., a publicly traded company on the NASDAQ and TSX that builds fuel cell products. Dr. Sun joined Weifang Diesel Engine Factory in 1988 and held various supervisory positions as a Chief Engineer of Weifang Diesel Engine Factory, and Director of Torch Automobile Group Co., Ltd.

He holds a Senior Engineer degree from Beijing Aviation College and a Doctorate degree in Engineering. Dr. Sun serves on our Board as a Weichai designee.

Kui Jiang has served as a Director of the Company since April 1, 2017. He is a member of the Compensation Committee and the Chairman of the Board’s Nominating and Governance Committee.

Mr. Jiang is a nonexecutive Director of Weichai Power Co., Ltd., a publicly traded company on the Hong Kong Stock Exchange and the Shenzhen Stock Exchange and leading global designer and manufacturer of diesel engines, and Sinotruk (Hong Kong) Limited, a truck manufacturer. He has held various positions including Chief Engineer and Deputy General Manager of Assembly Department of Shandong Bulldozer General Factory, Deputy General Manager of Shantui Import and Export Company, Deputy Director, Director of Manufacturing Department, Deputy General Manager and Director of Shantui Engineering Machinery Co., Ltd., Deputy General Manager of Shandong Construction Machinery Group Co., Ltd., Executive Deputy General Manager and Vice Chairman of Weichai Group Holdings Limited, Chairman of Strong Construction Machinery Co., Ltd. and Director of Shandong Heavy Industry Group Co., Ltd. He is now the General Manager of Shandong Heavy Industry Group Co., Ltd., a leading automobile and equipment manufacturing group, supervisor of KION Group AG, a publicly traded global leader in industrial trucks, related services and supply chain solutions, Director of Ferretti International Holdings S.p.A., a leader in the design, construction and sale of motor yachts and pleasure craft, and Chairman of Weichai Ballard Hydrogen Energy Technology Company Limited. On January 1, 2019, Mr. Jiang was appointed a Director of Ballard Power Systems Inc, a publicly traded company on the NASDAQ and TSX that builds fuel cell products.

He graduated with a Bachelor’s degree in Engineering from the Automobile Engineering Department of Tsinghua University and holds a Master’s degree in Business Management from Wright State University. Mr. Jiang serves on our Board as a Weichai designee.

Huisheng Liu has served as a Director of the Company since February 15, 2018 as well as a member of the Compensation Committee since July 17, 2018.

Mr. Liu has served as a Director of Weichai Power Co., Ltd., a publicly traded company on the Hong Kong Stock Exchange and the Shenzhen Stock Exchange and leading global designer and manufacturer of diesel engines. Mr. Liu also serves as a Director of Shantui Construction Machinery Co., Ltd, a construction equipment manufacturer, and Vice General Manager of Shandong Heavy Industry Group Co., Ltd., a leading automobile and equipment manufacturing group, in charge of corporate management systems development and business operation control. Mr. Liu joined Weichai in 1989 and, in addition to the aforementioned, held various positions, including Director of Chongqing Weichai Diesel Engine Factory and General Manager of Weichai Heavy Machinery Co., Ltd., a listed company on the Shenzhen Stock Exchange.

He graduated with a Bachelor’s degree in Engineering from Hefei University of Technology, China. Mr. Liu serves on our Board as a Weichai designee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Charles F. Avery, Jr.
Charles F. Avery, Jr. Chief Financial Officer

Dated: June 17, 2019